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                                                                EXHIBIT 10.01

                        eROOMSYSTEM TECHNOLOGIES, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN

            AS ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 3, 2000

               AS APPROVED BY THE STOCKHOLDERS ON MARCH 28, 2000

                    AS AMENDED AND RESTATED ON JUNE 6, 2000


1.       PURPOSE

         The purpose of this eRoomSystem Technologies, Inc. 2000 Stock Option and Incentive Plan (this "Plan") is to further the interests of the Company, by providing selected employees, directors, independent contractors and advisors, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, the opportunity to participate in a stock option and incentive plan designed to reward them for their services and to encourage them to continue in the employee or service of the Company. This Plan provides for both the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under this Plan may include Nonstatutory Options as well as Incentive Options intended to qualify under
Section 422 of the Code.

2.       DEFINITIONS

         For all purposes of this Plan, the following definitions shall apply:

         (a) "BOARD" shall mean the Board of Directors of the Company, as constituted from time to time.

         (b) "CHANGE IN CONTROL" shall mean the occurrence of either of the following events: (i) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily having the right to vote at the election of directors; or (ii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the then remaining directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the board of directors of the Company serving under an Incumbent Board, shall be, for purposes of this clause (ii), considered as if he or she were a member of the Incumbent Board; or (iii) the approval by the Company's stockholders of the merger or consolidation of the Company with any other corporation or business organization, the sale of all or substantially all the assets of the Company, or the liquidation or dissolution of the Company; or
(iv) a proxy statement is distributed soliciting proxies from the stockholders of the Company seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the outstanding shares of the Company's securities are actually exchanged for or converted into cash or property or securities not issued by the Company; or (v) at least a majority of the Incumbent Board who are in office immediately prior to any action proposed to be taken by the Company determine that such proposed action, if taken, would constitute a change of control of the Company and such action is taken. For purposes of Subsection 2(b)(i) only, the term "person" shall not include Steven L. Sunyich or his immediate family or any of their affiliates, or any employee benefit plan maintained by the Company.


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         (c) "CODE" shall mean the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

         (d) "COMMITTEE" shall mean the committee designated by the Board, which is authorized to administer this Plan in accordance with Section 3 hereof. The Committee shall be composed solely of two or more Non-Employee Directors and otherwise have such membership composition which enables the Options or other rights granted under this Plan to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act. Each member of the Committee shall serve at the pleasure of the Board. If no Committee is designated by the Board, the Board collectively shall act as the Committee and administer this Plan.

         (e) "COMMON STOCK" shall mean the Company's common stock, $.001 par value.

         (f) "COMPANY" shall mean eRoomSystem Technologies, Inc., a Nevada corporation.

         (g) "EMPLOYEE" shall mean any individual who is a full-time employee of the Company or a Subsidiary.

         (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor rule.

         (i) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the Option Grant.

         (j) "FAIR MARKET VALUE" shall mean (i) the closing price of a Share on the principal exchange (including the Nasdaq National Market or a successor quotation system) on which Common Stock is trading or quoted, on the date on which the Fair Market Value is determined (if Fair Market Value is determined on a date which the principal exchange is closed, Fair Market Value shall be determined on the last immediately preceding trading day), or (ii) if Common Stock is not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of a Share as determined by the Committee in good faith. Notwithstanding any provision of this Plan to the contrary, no determination made with respect to the Fair Market Value of a Share subject to an Incentive Option shall be inconsistent with Section 422 of the Code.

         (k) "IMMEDIATE FAMILY" shall mean, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren (including adopted and step children and grandchildren).

         (l) "INCENTIVE OPTION" shall mean an option granted under this Plan which is designated and qualified as an incentive stock option within the meaning of Section 422 of the Code. Neither the Committee, the Board nor the Company shall have any liability if an Option or any part thereof that is intended to be an Incentive Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Option is referred to herein as a Nonstatutory Option.

         (m) "NON-EMPLOYEE DIRECTOR" shall have the meaning set forth in Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

         (n) "NONSTATUTORY OPTION" shall mean an option (or warrant for any person other than an Employee or Non-Employee Director) granted under this Plan which is designated as a non-qualified stock option and which does not qualify as an incentive stock option within the meaning of Section 422 of the Code.


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         (o) "OFFEREE" shall mean any person who has been offered the right to acquire Shares under this Plan (other than upon exercise of an Option).

         (p) "OPTION" shall mean an Incentive Option or a Nonstatutory Option.

         (q) "OPTION GRANT" shall mean the written instrument which contains the terms, conditions and restrictions pertaining to each Option granted to an Optionee.

         (r) "OPTIONEE" shall mean any person who has been granted an Option under this Plan.

         (s) "PERMANENT DISABILITY" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (t) "PLAN" shall mean this eRoomSystem Technologies, Inc. 2000 Stock Option and Incentive Plan, as amended from time to time.

         (u) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under this Plan (other than upon exercise of an Option), as specified by the Committee.

         (v) "RELATIONSHIP" shall mean any individual who is (i) an Employee of the Company or a Subsidiary, (ii) a member or a member designee of the Board, or
(iii) an independent contractor or advisor who performs services for the Company or a Subsidiary.

         (w) "SHARE" shall mean one share of Common Stock, as adjusted in accordance with Section 9 (if applicable).

         (x) "SHARE AWARD" shall mean the written instrument which contains the terms, conditions and restrictions pertaining to each award or sale of Shares to an Offeree.

         (y) "SUBSIDIARY" shall mean any company or entity of which the Company owns, directly or indirectly, the majority of the combined voting power of all classes of stock.

         (z) "TERMINATION FOR CAUSE" shall mean the termination of the employment or service of an individual with the Company, whether voluntary or involuntary, that is determined by the Committee, in its sole discretion, to have resulted from (i) the unauthorized use or disclosure of the confidential information or trade secretes of the Company, which use or disclosure causes harm to the Company, (ii) the conviction of, or plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (iii) gross negligence, or (iv) continued failure to perform assigned duties after receiving written notification from the Board. The foregoing, however, shall not be deemed to be an exclusive list of all acts or omissions that the Committee may consider as grounds for Termination for Cause.

3.       ADMINISTRATION

         (a) COMMITTEE PROCEDURES. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (b) COMMITTEE RESPONSIBILITIES. Subject to the provisions of this Plan, the Committee shall have full authority and discretion to take the following actions:


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              (i) To interpret this Plan and to apply its provisions;

              (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

              (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

              (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under this Plan;

              (v) To select the Offerees and Optionees;

              (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

              (vii) To prescribe the terms, restrictions and conditions of each award or sale of Shares, including, without limitation, the Purchase Price and the vesting of the award (including accelerating the vesting of awards);

              (viii) To prescribe the terms, restrictions and conditions of each Option, including, without limitation, the Exercise Price and the vesting or duration of the Option (including accelerating the vesting of the Option), and to determine whether such Option is to be classified as an Incentive Option or as a Nonstatutory Option;

              (ix) To amend any outstanding Share Award or Option Grant, subject to the limitations of this Plan;

              (x) To correct any defect, supply any omission, or reconcile any inconsistency in this Plan or any Option or other right granted under this Plan; and

              (xi) To take any other actions or make any other determinations or interpretations deemed necessary or advisable for the administration of this Plan.

         (c) INDEMNIFICATION. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to this Plan, any Option, or any right to acquire Shares under this Plan. Service on the Committee shall constitute service as a director of the Company so that a member of the Committee shall be entitled to indemnification and reimbursement as a director of the Company to the full extent allowable under its governing instruments and applicable law.

         (d) OTHER. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under this Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee.


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4.       ELIGIBILITY

         (a) GENERAL RULE. Nonstatutory Options may be granted to any individual who has a Relationship with the Company or a Subsidiary. Incentive Options may be granted to any Employee of the Company or a Subsidiary.

         (b) NON-EMPLOYEE DIRECTORS. Notwithstanding any provision of this Plan to the contrary, the participation of Non-Employee Directors in this Plan shall be subject to the following restrictions:

              (i) Non-Employee Directors shall only be eligible for the grant of Nonstatutory Options as described in this Section 4(b);

              (ii) To the extent not previously granted under a separate plan or option, each Non-Employee Director shall automatically be granted a Nonstatutory Option to purchase 5,000 Shares (subject to adjustment under Section 9) as a result of their appointment as an Non-Employee Director on, or after, the effectiveness of the Company's initial public offering of Common Stock. In addition, upon the conclusion of each regular annual meeting of the Company's stockholders occurring after 2000 and following the meeting at which they were appointed, each Non-Employee Director who continues serving as a member of the Board thereafter shall receive a Nonstatutory Option to purchase 5,000 Shares (subject to adjustment under Section 9). All such Nonstatutory Options shall vest and become exercisable at the date of grant;

              (iii) The Exercise Price of all Nonstatutory Options granted to a Non-Employee Director under this Section 4(b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Sections 8(a), (b) and (d); and

              (iv) All Nonstatutory Options granted to a Non-Employee Director under this Section 4(b) shall terminate on the earliest of (A) the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Non-Employee Director's service for any reason.

         (c) Reserved.

         (d) TEN-PERCENT STOCKHOLDERS. An Employee who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an Incentive Option unless such grant satisfies the requirements of Section 422(c)(6) of the Code.

         (e) ATTRIBUTION RULES. For purposes of Subsection (d) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a company, corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its members, shareholders, partners or beneficiaries.

         (f) OUTSTANDING STOCK. For purposes of Subsection (d) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.


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5.       STOCK SUBJECT TO THIS PLAN

         (a) BASIC LIMITATION. Shares offered under this Plan shall be authorized but unissued Shares or treasury Shares. Two million (2,000,000) Shares have been reserved for issuance under this Plan (upon exercise of Options or other rights to acquire Shares). The aggregate number of Shares which may be issued under this Plan shall at all times be subject to adjustment pursuant to
Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under this Plan shall not exceed the number of Shares which then remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

         (b) ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of this Plan. If Shares are forfeited before any dividends have been paid with respect to the Shares, then such Shares shall again be available for award or sale under this Plan.

6.       TERMS AND CONDITIONS OF OPTIONS

         (a) OPTION GRANT. Each grant of an Option under this Plan shall be evidenced by an Option Grant approved by the Committee. Such Option shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions which are not inconsistent with this Plan and which the Committee deems appropriate for inclusion in an Option Grant. The provisions of the various Option Grants entered into under this Plan need not be identical. In no event shall the aggregate fair market value (determined as of the time the Incentive Option is granted) of the Shares with respect to which Incentive Options (granted under this Plan or any other plans of the Company) are exercisable for the first time by an Optionee in any calendar year exceed $100,000. No Incentive Option shall be granted pursuant to this Plan after ten years from the earlier of the date of adoption of this Plan by the Board or the date of approval of this Plan by the Company's stockholders.

         (b) NUMBER OF SHARES. Each Option Grant shall specify the number of Shares that are subject to the Option. The Option Grant shall also specify whether the Option is a Nonstatutory Option or an Incentive Option.

         (c) EXERCISE PRICE. Each Option Grant shall specify the Exercise Price. The Exercise Price of an Incentive Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one or the forms described in Sections 8(a), (b) and (d).

         (d) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

         (e) EXERCISABILITY AND TERM. Each Option Grant shall specify the date when all or any installment of the Option is to become exercisable. An Option may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full for the number of Shares which the Option is exercised. The Option Grant shall also specify the term of the


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Option. The term shall not exceed ten years from the date of grant (five years for Employees described in Section 4(d)). Subject to the preceding three sentences, the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire. Notwithstanding anything to the contrary herein, no Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under
Section 16(b) of the Exchange Act. This Section 6(e)(ii) is intended to protect persons subject to Section 16(b) against inadvertent violations of Section 16(b) and shall not apply with respect to any particular exercise of an Option if this
Section 6(e)(ii) is expressly waived in writing by the Optionee at the time of such exercise.

         (f) TERMINATION OF RELATIONSHIP. Except as the Committee may otherwise determine at any time with respect to any particular Nonstatutory Option granted hereunder:

                  (i) If an Optionee ceases to have a Relationship for any reason other than his death or Permanent Disability, any Options granted to him shall terminate ninety days from the date on which such Relationship terminates. During the ninety day period, the Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date of termination of his Relationship and provided that such Option has not previously expired by its own terms or otherwise terminated as provided herein. A leave of absence approved in writing by the Committee shall not be deemed a termination of Relationship for purposes of this Section 6(f), but no Option may be exercised during any such leave of absence, except during the first ninety days thereof.

                  (ii) For purposes hereof, termination of an Optionee's Relationship for reasons other than death or Permanent Disability shall be deemed to take place upon the earliest to occur of the following:
         (w) the date of the Optionee's retirement from employment under the normal retirement policies of the Company; (x) the date of the Optionee's retirement from employment with the approval of the Committee because of disability (other than Permanent Disability); (y) the date the Optionee receives notice or advice that his employment or other Relationship is terminated; or (z) the date the Optionee ceases to render the services which he was employed, engaged or retained to render to the Company (absences for temporary illness, emergencies and vacations or leaves of absence approved in writing by the Committee excepted). The fact that the Optionee may receive payment from the Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

                  (iii) Notwithstanding anything in this Plan to the contrary, no Option may be exercised or claimed by Optionee following the termination of his Relationship as a result of a Termination for Cause, and no Option may be exercised or claimed while the Optionee is being investigated for a Termination for Cause.

         (g) DEATH OR PERMANENT DISABILITY OF OPTIONEE. Except as the Committee may otherwise determine at any time with respect to any particular Nonstatutory Option granted hereunder, if an Optionee shall die at a time when he is in a Relationship or if the Optionee shall cease to have a Relationship by reason of Permanent Disability, any Options granted to him shall terminate one year after the date of his death or termination of Relationship due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate earlier as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his termination of Relationship due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.


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         (h) PRIVILEGES OF STOCK OWNERSHIP. No person entitled to exercise any
Option granted under this Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable upon exercise of such Option until such person has become the holder of record of such Shares. No adjustment shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 9 hereof.

         (i) AMENDMENT OF OPTIONS. The Committee may amend, modify, extend, renew or terminate outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options at the same or a different price. The Committee may shorten the vesting period, extend the exercise period, remove any or all restrictions or convert an Incentive Option to a Nonstatutory Option, if, in its sole discretion, the Committee determines that such action is in the best interests of the Company. The foregoing notwithstanding, the Optionee's consent to any such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Optionee.

         (j) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Option Grant and shall apply in addition to any general restrictions that may apply to all holders of Shares. Each certificate representing any Shares issued upon exercise of an Option shall bear a legend making appropriate reference to the restrictions imposed on the Shares.

7.       TERMS AND CONDITIONS OF AWARDS OR SALES

         (a) SHARE AWARD. Each award or sale of Shares under this Plan (other than upon exercise of an Option) shall be evidenced by a Share Award approved by the Committee. Such award or sale shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions which are not inconsistent with this Plan and which the Committee deems appropriate for inclusion in a Share Award. The provisions of the various Share Awards entered into under this Plan need not be identical.

         (b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under this Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

         (c) PURCHASE PRICE. The Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in one of the forms described in Sections 8(a), (b) or (c).

         (d) WITHHOLDING TAXES. As a condition to the receipt or purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with a recognition of income from such Shares (either on the date of grant or the date the restrictions lapse).

         (e) AMENDMENT OF SHARE AWARDS. The Committee may amend, modify or terminate any outstanding Share Awards. The Committee may shorten the vesting period or remove any or all restrictions if, in its sole discretion, the Committee determines that such action is in the best interests of the Company. The foregoing notwithstanding, the Offeree's consent to any such action shall be required


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unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Offeree.

         (f) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under this Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. Each certificate representing any Shares awarded or sole under this Plan will bear a legend making appropriate reference to the restrictions imposed on the Shares.

8.       PAYMENT FOR SHARES

         (a) GENERAL RULE. The entire Purchase Price or Exercise Price for the number of Shares being purchased and, if applicable, any federal, state or local withholding taxes required to be paid in accordance with Section 6(d) or 7(d) hereof, shall be payable in full, by cash or by certified or cashier's check payable to the order of the Company or equivalent thereof acceptable to the Company, at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange (including the Nasdaq National Market) or any federal, state or local law. If an Optionee or Offeree fails to accept delivery of or fails to pay for all or any portion of the Shares requested, the Committee shall have the right to terminate his Option (or other right to acquire Shares) with respect to the number of such Shares requested.

         (b) SURRENDER OF STOCK. At the discretion of the Committee, payment may be made in whole or in part with Shares which were acquired by the Optionee in the open market or which have already been owned by the Optionee or his representative for more than six months, and which certificate(s) representing the Shares is surrendered to the Company duly endorsed and in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under this Plan.

         (c) SERVICES RENDERED. At the discretion of the Committee, Shares may be awarded under this Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of this Section 6(c).

         (d) CASHLESS EXERCISE. At the discretion of the Committee, payment may be made in whole or in part by delivery (on a form prescribed by the Committee) to the Company of a copy of irrevocable and unconditional instructions to a creditworthy securities broker to sell Shares and to deliver promptly all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

9.       ADJUSTMENT OF SHARES

         (a) GENERAL. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered


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by each outstanding Option, (iii) the Exercise Price under each outstanding
Option, (iv) the number of Shares covered by each outstanding award or (v) the Purchase Price of each outstanding award.

         (b) REORGANIZATION. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is a surviving corporation); PROVIDED, HOWEVER, that if assumption or continuation of the outstanding Options is not provided by such agreement then the Committee shall have the option of offering the payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, in all cases without the Optionees' consent.

         (c) RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.      CHANGE OF CONTROL

         Notwithstanding any other section this Plan, in the event of a Change in Control, all restrictions on all awards or sales of Shares will lapse and vesting on all unexercised Options will accelerate to the Change in Control date.

11.      LEGAL AND REGULATORY REQUIREMENTS

         Shares shall not be issued under this Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed.

12.      NO EMPLOYMENT RIGHTS

         Nothing contained in this Plan or in any right or Option granted under this Plan shall confer upon any Offeree or Optionee any right with respect to the continuation of his employment by or other Relationship with the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate any person's employment and/or Relationship at any time and for any reason, with or without notice.

13.      DURATION AND AMENDMENTS

         (a) TERM OF THIS PLAN. This Plan shall terminate automatically on February 2, 2010 and may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) RIGHT TO AMEND, SUSPEND OR TERMINATE THIS PLAN. The Board of Directors may amend, suspend or terminate this Plan at any time and from time to time. An amendment of this Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

         (c) EFFECT OF TERMINATION. No Shares shall be issued or sold under this Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of this Plan shall not affect any Share previously issued or any Option previously granted under this Plan.

14.      PLAN NOT A TRUST

         Nothing contained in this Plan and no action taken pursuant to this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Offeree or Optionee, the executor, administrator or other personal representative, or designated beneficiary of such Offeree or Optionee, or any other persons. If and to the extent that any Offeree or Optionee or such Offeree's or Optionee's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

15.      NOTICES

         Each Offeree or Optionee shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to this Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Offeree or Optionee furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of this Plan or any applicable law.

16.      SEVERABILITY OF PROVISIONS

         If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

17.      PAYMENT TO MINORS, ETC.

         Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

18.      HEADINGS AND CAPTIONS

         The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

19.      CONTROLLING LAW

         This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

20.      EXECUTION

         To record the adoption of this Plan by the Board effective as of February 3, 2000, the Company has caused its authorized officer to execute the same.



                                       eROOMSYSTEM TECHNOLOGIES, INC.


                                       By: /s/ GREGORY L. HRNCIR
                                           -------------------------------------
                                           GREGORY L. HRNCIR

                                      Its: Secretary
                                           -------------------------------------